THE ARGENTINE CONTEXT	12 Months Ended
Dec. 31, 2025
Economic Context [Abstract]
THE ARGENTINE CONTEXT	THE ARGENTINE CONTEXT
During 2024, the federal government promoted several bills and succeeded in approving some key regulations for Argentina's economic activity. The main initiatives include the approval of the Law for the Bases and Starting Points for Argentines' Freedom No. 27,742 (“Bases Law”), which includes the declaration of a public emergency granting the Federal Executive delegated powers in several areas; the reform of the State, which will allow the government to sell some government-owned companies; the modernization of labor regulations to encourage the growth of formal private employment; the deregulation of the energy sector, aimed at maximizing the oil & gas production in the country for sale and export purposes; and an incentive system for large investments, applicable to energy, oil, gas and infrastructure projects.
The federal government also approved a fiscal package that includes an tax amnesty program and a regularization system for assets, allowing for the legalization of money and goods.
The government modified the exchange rate system as of April 14, 2025, eliminating most of the existing restrictions on access to the MULC (Single and Free Exchange Market) for companies and all individuals.
These actions reflect the government's commitment to achieving fiscal balance. A zero monetary emission policy has been implemented, allowing for a primary and financial surplus in the short term, as well as a slowdown in inflation. This reflects the government's commitment to stabilizing the economy, promoting investment, and improving the country's fiscal situation in a context of economic challenges.
The economic recovery observed since the second half of 2024 continued into the beginning of 2025. The Argentine economy navigated the second half of 2025 in an environment of increasing financial and exchange rate volatility, intensified by the election results in the Province of Buenos Aires and the uncertainty surrounding the legislative elections. Although the first quarter showed signs of recovery, activity began to slow down in July, affected by rising interest rates, pressure on the exchange rate, and political uncertainty. During 2025, the economy began to stabilize; according to the INDEC, for the fourth quarter of 2025, Argentina's GDP recorded a recovery of 4.4% for the full year, surpassing initial estimates as inflation began to decelerate and credit conditions improved. Inflation, although slowing, was 31.5% for the year ended December 31, 2025. For 2026, inflation is expected to continue declining, with estimates ranging between 16% and 20%.
Despite the defeat in Buenos Aires Province in September, the government managed to reverse the outcome in the October 26 legislative elections, consolidating its position as the leading national political force. This victory strengthened the ruling party's position in Congress, which it believes will translate into the possibility of advancing structural reforms and sustaining the current economic program.
After the end of the reporting period, amendments were introduced to the labor regime in force in the Argentine Republic, which include, among other aspects, changes in the organization of working hours, mechanisms for compensating hours worked, the severance indemnification framework, and certain presumptions related to the existence of employment relationships. In addition, the regulations incorporate instruments aimed at providing greater flexibility in the management of labor relations and promoting the registration of employment.